EXHIBIT 10.1

Execution Version

THIRD AMENDMENT TO TERM LOAN AGREEMENT

This THIRD AMENDMENT TO TERM LOAN AGREEMENT, dated as of March 12, 2021 (this “Third Amendment”), by and among BROADSTONE NET LEASE, INC., a Maryland corporation (the “Parent”), BROADSTONE NET LEASE, LLC, a New York limited liability company (the “Borrower”), the Lenders party hereto (the “Lenders”), and CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).  Reference is made to that certain Term Loan Agreement, dated as of February 27, 2019 by and among the Parent, the Borrower, the lenders referenced therein and the Administrative Agent, as amended by that certain First Amendment to Term Loan Agreement dated as of July 1, 2019 and that certain Second Amendment to Term Loan Agreement dated as of September 21, 2020 (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO CREDIT Agreement.  As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is amended by restating the definition of “Applicable Margin” in its entirety to read as follows:

“Applicable Margin” means the percentage rates set forth in the table below corresponding to the level (each a “Level”) into which the Borrower’s Credit Rating then falls.   As of the Third Amendment Effective Date, the Applicable Margins are determined based on Level III.  Any change in the Borrower’s Credit Rating which would cause the Applicable Margins to be determined based on a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(r) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed.  During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the Level corresponding to the higher of such Credit Ratings (with Level I being the highest and Level V being the lowest).  During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margins shall be determined based on such Credit Rating.  During any period that the Borrower has not received a Credit

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Rating from either Rating Agency the Applicable Margins shall be determined based on Level V.  The provisions of this definition shall be subject to Section 2.5.(c).

Level	Borrower’s Credit Rating (S&P/Moody’s)	Applicable Margin for LIBOR Loans	Applicable Margin for all Base Rate Loans
I	A-/A3 or better	0.850%	0.000%
II	BBB+/Baa1	0.900%	0.000%
III	BBB/Baa2	1.000%	0.000%
IV	BBB-/Baa3	1.250%	0.250%
V	Lower than BBB-/Baa3	1.650%	0.650%

1.2Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is amended by adding the following new definition thereto in the appropriate alphabetical order:

“Third Amendment Effective Date” means March 12, 2021.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER

In order to induce the Lenders and Administrative Agent to enter into this Third Amendment, each of the Parent and the Borrower represents and warrants to the Lenders and Administrative Agent that the following statements are true, correct and complete as of the date hereof:

(i)each of the Parent and the Borrower has the requisite power and authority to make, deliver and perform its obligations under this Third Amendment and the Credit Agreement as amended by this Third Amendment (the “Amended Agreement” and together with this Third Amendment, the “Amendment Documents”);

(ii)the execution, delivery and performance of the Amendment Documents are within each Loan Party’s corporate, partnership, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action on the part of the Parent and the Borrower;

(iii)the execution, delivery and performance of this Third Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for such filings as may be required with the SEC to comply with disclosure obligations, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent, the Borrower or any of their Subsidiaries or any order judgment or decree of any Governmental Authority having jurisdiction over any Loan Party, except in each case to the extent such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent, the Borrower or any of their Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent, the Borrower or any of their Subsidiaries, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent, the Borrower or any of their Subsidiaries other than Permitted Liens;

(iv)each of the Amendment Documents to which a Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(v)before and after giving effect to this Third Amendment, the representations and warranties made or deemed made by the Parent and the Borrower in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, and except that for purposes of this clause (v), the representations and warranties contained in Section 7.1(k) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement; and

(vi)no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment.

SECTION 3.  ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTORS

Each Guarantor (for purposes of this Third Amendment, each a “Guarantor”) has read this Third Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, the obligations of such Guarantor under the Guaranty, each Accession Agreement, and each of the other Loan Documents to which such Guarantor is a party shall not be impaired and each of the Guaranties, Accession Agreements and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranties and the Accession Agreements will include all Obligations under, and as defined in, the Credit Agreement as amended by this Third Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit

Agreement effected pursuant to this Third Amendment and (ii) nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 4.  CONDITIONS TO EFFECTIVENESS

This Third Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

A.The Parent, the Borrower, the Guarantors, the Administrative Agent, and each Lender (other than any Exiting Lender) shall have indicated their consent to this Third Amendment by the execution and delivery of the signature pages hereto to the Administrative Agent.

B.The Administrative Agent shall have received a copy of that certain supplementary fee letter dated as of the date hereof, duly executed and delivered by the Borrower and the Parent.

C. The Administrative Agent shall have received all Fees due and payable on the Amendment Effective Date, together with all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 13.2 of the Credit Agreement) that are due and payable in connection with this Third Amendment.

SECTION 5.  EXITING LENDERS

On the Amendment Effective Date, all commitments of each of Raymond James Bank, N.A. and Synovus Bank (each an “Exiting Lender”) will be terminated, all outstanding Obligations owing to the Exiting Lenders will be repaid in full, the Notes, if any, held by each Exiting Lender shall be deemed to be cancelled (regardless of whether any Exiting Lender shall have delivered to the Borrower for cancellation the Notes held by it), and each Exiting Lender will cease to be a Lender under the Credit Agreement.

SECTION 6.  MISCELLANEOUS

A.Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(iv)This Third Amendment shall constitute a Loan Document.

B.Headings.  Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

C.Applicable Law.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.Execution in Counterparts; Electronic Signatures.  This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Third Amendment and/or any document, agreement or certificate to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PARENT/GUARANTOR:
BROADSTONE NET LEASE, INC., a Maryland corporation

By:/s/ Ryan M. Albano

Name: Ryan M. Albano

Title:   Chief Financial Officer

BORROWER:
BROADSTONE NET LEASE, LLC, a New York limited liability company
By:Broadstone Net Lease, Inc.,
a Maryland corporation, its managing member

By:/s/ Ryan M. Albano

Name: Ryan M. Albano

Title:   Chief Financial Officer

[Signature Page – Third Amendment to Term Loan Agreement]

ADMINISTRATIVE AGENT AND LENDER: CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Peter Ilovic Name:Peter Ilovic Title:Authorized Signatory

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER:

BANK OF MONTREAL

By: /s/ Jonas L. Robinson
Name:Jonas L. Robinson
Title:Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER:
MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By:/s/ Lisa Plescia Name:Lisa Plescia Title:Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: REGIONS BANK By: /s/ William Chalmers Name:William Chalmers Title:Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: TRUIST BANK (f/k/a BRANCH BANKING AND TRUST COMPANY, successor by merger to SUNTRUST Bank, as Lender) By: /s/ Ryan Almond Name:Ryan Almond Title:Director

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: KEYBANK NATIONAL ASSOCIATION By: /s/ Jonathan Bond Name:Jonathan Bond Title:Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: UNITED BANK By: /s/ Frederick H. Denecke Name:Frederick H. Denecke Title:Senior Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: FIRST HORIZON BANK (f/k/a FIRST TENNESSEE BANK, NATIONAL ASSOCIATION) By: /s/ Thomas C. Owens Name:Thomas C. Owens Title:Senior Vice President

[Signature Page – Third Amendment to Term Loan Agreement]

LENDER: ASSOCIATED BANK, NATIONAL ASSOCIATION By: /s/ Mitchell Vega Name:Mitchell Vega Title:Vice-President

[Signature Page – Third Amendment to Term Loan Agreement]